EXHIBIT 10.2

COLLABORATION AGREEMENT

This Collaboration Agreement (this “Agreement”) is made as of January 24, 2020, by and between Notis Global, Inc. (“NGBL”), and GridIron BioNutrients, Inc. (“GMVP”).

1. Collaboration Relationship. During the term of this Agreement, the parties will collaboratively explore and consider potential business opportunities for the parties within various segments of the hemp CBD supply chain including cultivation, extraction and purification and retail products.

2. Fees. As consideration for the services to be provided by GMVP hereunder, upon full execution of the Agreement NGBL shall issue to GMVP 2.5 billion shares of NGBL common stock (the “Securities”). The Securities shall not be registered under the Securities Act of 1933, as amended (the “Act”) and accordingly shall be considered restricted securities. The Parties shall execute a Share Purchase Agreement (the “SPA”) in connection with this Agreement.

3. Term and Termination. Either party may terminate this Agreement at any time upon 10 business days’ written notice.

4. Relationship Among the Parties.. Nothing contained in this Agreement shall be construed to (i) constitute the parties as joint venturers, partners, co-owners or otherwise as participants in a joint undertaking; (ii) constitute a party as an agent, legal representative or employee of the other party; or (iii) authorize or permit a party or any director, officer, employee, agent or other person acting on its behalf to incur on behalf of the other party any obligation of any kind, either express or implied, or do, sign or execute any things, deeds, or documents which may have the effect of legally binding or obligating the other party in any manner in favor of any individual, business, trust, unincorporated association, corporation, partnership, joint venture, limited liability company or other entity of any kind. The parties agree that the relationship among the parties shall be that of independent contractors.

5. Confidential Information. Each party will maintain the confidentiality of the other party’s proprietary and confidential information in accordance with the terms of a confidentiality agreement (the “Confidentiality Agreement”) to be entered into by the parties.

6. Securities Law Matters. In connection with the issuance of the Shares by NGBL to GMVP, GMVP hereby represents and warrants to NGBL as of the date hereof as follows:

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(i) Purchase for Own Account. GMVP is acquiring the Securities solely for GMVP’s own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(ii) Information and Sophistication. GMVP hereby: (A) acknowledges that GMVP has received all the information GMVP has requested from NGBL and GMVP considers necessary or appropriate for deciding whether to acquire the Securities, (B) represents that GMVP has had an opportunity to ask questions and receive answers from NGBL regarding the terms and conditions of the Securities and to obtain any additional information necessary to verify the accuracy of the information given GMVP and (C) further represents that GMVP has such knowledge and experience in financial and business matters that GMVP is capable of evaluating the merits and risk of this investment.

(iii) Ability to Bear Economic Risk. GMVP acknowledges that investment in the Securities involves a high degree of risk, and represents that GMVP is able, without materially impairing GMVP’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of GMVP’s investment.

(iv) Restrictive Legends. GMVP acknowledges that the Securities shall be issued bearing restrictive legends as required by federal and state laws.

(v) Further Limitations on Disposition. Without in any way limiting the representations set forth above, GMVP further agrees not to make any disposition of all or any portion of the Securities unless and until:

(1) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(2) GMVP shall have notified NGBL of the proposed disposition and furnished NGBL with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by NGBL, GMVP shall have furnished NGBL with an opinion of counsel, reasonably satisfactory to NGBL, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances. The parties acknowledge that Rule 144 will allow dispositions of the Securities by GMVP made in compliance with the requirements of such rule. Such requirements would include, among other things, the satisfaction by GMVP of the holding period requirement set forth in Rule 144(d) (currently six months or one year, as applicable).

(3) Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by GMVP to a partner (or retired partner) or member (or retired member) of GMVP in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were GMVPs hereunder.

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(vi) Accredited GMVP Status. GMVP is an “accredited investor” as such term is defined in Rule 501 under the Act.

(vii) No “Bad Actor” Disqualification. Neither GMVP, nor any of its predecessors, affiliates, any manager, executive officer, other officer of GMVP, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act of 1934) of 20% or more of GMVP’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Act) connected with GMVP in any capacity as of the date of this Agreement (each, a “GMVP Covered Person” and, together, “GMVP Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). GMVP has exercised reasonable care to determine (i) the identity of each person that is a GMVP Covered Person; and (ii) whether any GMVP Covered Person is subject to a Disqualification Event. GMVP will comply with its disclosure obligations under Rule 506(e).

(viii) Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to GMVP, GMVP acknowledges that such statements were prepared based upon assumptions deemed reasonable by NGBL at the time of preparation. There is no assurance that such statements will prove accurate, and NGBL has no obligation to update such statements.

7. Miscellaneous.

(a) Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Nevada, without giving effect to principles of conflicts of law.

(b) Entire Agreement. This Agreement (together with the Confidentiality Agreement) sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c) Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d) Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

(e) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in NGBL’s books and records.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

(i) Electronic Delivery. The parties agree that they may deliver any documents related to this Agreement or any notices required by applicable law by email or any other electronic means.

[Signature Page Follows]

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The parties have executed this Agreement as of the date first written above.

NOTIS GLOBAL, INC.

By:	/s/ Thomas A. Gallo
(Signature)

Name:	Thomas A. Gallo
Title:	Executive Director

Address:

Email:

GRIDIRON BIONUTRIENTS, INC.

By:	/s/ Timothy S Orr
(Signature)

Name:	Timothy Orr
Title:	CEO/President

Address:

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